SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 11, 2003


                             Northwest Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


           Federal                      0-23817                  23-2900888
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


301 Second Avenue, Warren, Pennsylvania                            16365
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (814) 728-7260



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure

         On September 11, 2003, Northwest Bancorp, MHC (the "Company") issued a press release regarding the execution of a definitive agreement to acquire Skibo Bancshares MHC, Skibo Financial Corp. and First Carnegie Deposit. A copy of the press release is included as Exhibit 99.1 to this report.



Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

         The Index of Exhibits immediately precedes the attached exhibits.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              NORTHWEST BANCORP, INC.


DATE:  September 12, 2003                  By: /s/ William W. Harvey, Jr.
                                              ----------------------------------
                                              William W. Harvey, Jr.
                                              Senior Vice President, Finance and
                                              Chief Financial Officer





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                                  EXHIBIT INDEX

The following Exhibit is filed as part of this report:

         Exhibit 99.1      Press Release of Northwest Bancorp, MHC